UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported):
May 27, 2021

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)
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Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 Henneman Way
McKinney, TX 75070-1711
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value, $0.01 per share	IBTX	NASDAQ Global Select Market
Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company    ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 27, 2021, the Company held its Annual Meeting for which the Board of Directors solicited proxies. There were 38,845,863 shares of the Company’s common stock represented in person or by proxy at the meeting, constituting 89.94% of outstanding shares of common stock on April 5, 2021, the record date for the Annual Meeting. The matters voted upon at the Annual Meeting and the final voting results are set forth below:
Proposal 1: To Elect Three Directors of the Company.
Each of the nominees under this proposal were nominated to be elected as Class II directors. All three of these nominees were duly elected to the Company’s Board of Directors, with shareholders casting votes as follows:

	For	Against/Withhold	Abstain	Broker Non-Votes
Proposal 1:
William E. Fair	33,544,699	2,599,175	42,733	2,659,256
Donald L. Poarch	34,157,198	1,974,683	54,726	2,659,256
Michael T. Viola	33,514,082	2,625,349	47,176	2,659,256
Proposal 2: To conduct a Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers (“Say-on-Pay”).
This proposal to conduct a non-binding, advisory vote regarding the compensation of the Company’s named executive officers was approved, on an advisory basis, with shareholders casting votes as follows:

	For	Against/Withhold	Abstain	Broker Non-Votes
Proposal 2:	35,242,187	778,633	165,787	2,659,256
Proposal 3: To Ratify the Appointment of RSM US LLP as the Company’s Independent Registered Public Accountants for the Year Ending December 31, 2021.

	For	Against/Withhold	Abstain	Broker Non-Votes
Proposal 3:	38,506,989	319,707	19,167	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated June 2, 2021
INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board, Chief Executive Officer and President